UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________

FORM 8-K
___________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

July 21, 2006
Date of Report (Date of earliest event reported)

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LENNAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11749	95-4337490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Northwest 107th Avenue, Miami, Florida 33172
(Address of principal executive offices) (Zip Code)

(305) 559-4000
(Registrant’s telephone number, including area code)

___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On July 21, 2006, Lennar Corporation entered into a Credit Agreement with JPMorgan Chase Bank, N.A., as administrative agent, and the lenders named in the Credit Agreement, which is included as an exhibit to this Current Report on Form 8-K. The description of the Credit Agreement provided below is qualified in its entirety by reference to the full and complete terms contained in the Credit Agreement. The Credit Agreement replaces the Company's prior credit agreement, dated June 17, 2005, by and among Lennar Corporation, JPMorgan Chase Bank, certain parties to the new Credit Agreement and certain other parties.

The Credit Agreement is a senior unsecured revolving credit facility that provides the Company with up to $2.7 billion of financing. This credit facility also provides the Company with access to an additional $500 million of financing through an accordion feature, subject to additional commitments, for a maximum aggregate commitment under the facility of $3.2 billion. The Credit Agreement expires in July 2011.

Amounts borrowed under the Credit Agreement are guaranteed on a joint and several basis by substantially all of the Company's wholly-owned subsidiaries, other than finance company subsidiaries (which include mortgage and title insurance subsidiaries). A form of the guaranty is included as Exhibit E to the Credit Agreement.

Interest rates on outstanding borrowings are determined by reference to LIBOR, with margins determined based on changes in the Company's credit ratings, or to an alternate base rate, as described in the Credit Agreement.

The Company generally uses amounts available under the credit facility as a back stop to its commercial paper program and also to meet short-term financing needs, including financing for land acquisition and development activities, construction activities and general operating needs.

On July 24, 2006, the Company issued a press release to announce its entering into the Credit Agreement. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description of Document

10.1	Credit Agreement, dated July 21, 2006, by and among Lennar Corporation, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders named in the Credit Agreement.

99.1	Press release issued by Lennar Corporation on July 24, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2006

LENNAR CORPORATION

By:	/s/ Bruce E. Gross
Name:	Bruce E. Gross
Title:	Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Document

10.1	Credit Agreement, dated July 21, 2006, by and among Lennar Corporation, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders named in the Credit Agreement.

99.1	Press release issued by Lennar Corporation on July 24, 2006.

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